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                                                                    EXHIBIT 23.1

                   [MAURIELLO, FRANKLIN & LoBRACE LETTERHEAD]


                                                                  April 12, 1999


         We consent to the inclusion of our Independent Auditors' Report in Optical System Inc.'s annual filing of Form 10-KSB for the year ended September 30, 1998 with the Securities and Exchange Commission.


                                         /s/ MAURIELLO, FRANKLIN & LoBRACE PC
                                         --------------------------------------
                                         MAURIELLO, FRANKLIN & LoBRACE, P.C.